UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2013

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-079-0350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue

New York, NY, 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 24, 2013, the Company agreed to sell $500,000,000 aggregate principal amount of its 1.750% notes due 2019, $500,000,000 aggregate principal amount of its 3.250% notes due 2023 and $500,000,000 aggregate principal amount of its 4.500% notes due 2044 (collectively, the “Notes”), pursuant to the Underwriting Agreement, dated October 24, 2013 (the “Underwriting Agreement”), among the Company and Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC and RBS Securities Inc., as representatives of the several underwriters listed on Schedule II of the Underwriting Agreement.

The sale of the Notes closed on October 31, 2013. The Notes were issued pursuant to that certain Indenture, dated as of June 1, 1993 (the “Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the Seventh Supplemental Indenture, dated as of October 31, 2013, between the Company and the Trustee (the “Seventh Supplemental Indenture”). The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended, by Registration Statement on Form S-3 (No. 333-182852).

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The Seventh Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K. The form of Notes are filed as Exhibits 4.2, 4.3 and 4.4, respectively to this Current Report on Form 8-K. In connection with the issuance of the Notes, the opinion of Kirkland and Ellis LLP with respect to the validity of the Notes is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated October 24, 2013 relating to the 1.750% Notes due 2019, the 3.250% Notes due 2023 and 4.500% Notes due 2044

4.1	Seventh Supplemental Indenture, dated as of October 31, 2013, between Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee to the Indenture dated as of June 1, 1993

4.2	Form of 1.750% Notes Due 2019 (included as Exhibit A to Exhibit 4.1)

4.3	Form of 3.250% Notes Due 2023 (included as Exhibit B to Exhibit 4.1)

4.4	Form of 4.500% Notes Due 2044 (included as Exhibit C to Exhibit 4.1)

5.1	Opinion of Kirkland & Ellis LLP relating to the Notes

23.1	Consent of Kirkland & Ellis LLP (set forth in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: October 31, 2013	By:	/s/ Sandra Leung
	Name:	Sandra Leung
	Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated October 24, 2013 relating to the 1.750% Notes due 2019, the 3.250% Notes due 2023 and 4.500% Notes due 2044

4.1	Seventh Supplemental Indenture, dated as of October 31, 2013, between Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee to the Indenture dated as of June 1, 1993

4.2	Form of 1.750% Notes Due 2019 (included as Exhibit A to Exhibit 4.1)

4.3	Form of 3.250% Notes Due 2023 (included as Exhibit B to Exhibit 4.1)

4.4	Form of 4.500% Notes Due 2044 (included as Exhibit C to Exhibit 4.1)

5.1	Opinion of Kirkland & Ellis LLP relating to the Notes

23.1	Consent of Kirkland & Ellis LLP (set forth in Exhibit 5.1)